Exhibit 10.2


                               COMCAST CORPORATION

                             2002 STOCK OPTION PLAN

              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 30, 2004)

                  1.       Background and Purpose of Plan

                           (a) Background. COMCAST CORPORATION, a Pennsylvania
corporation, hereby amends and restates the Comcast Corporation 2002 Stock Option Plan (the "Plan"), effective January 30, 2004.

                           (b) Purpose. The purpose of the Plan is to assist the
Sponsor and its Affiliates in retaining valued employees, officers and directors by offering them a greater stake in the Sponsor's success and a closer identity with it, and to aid in attracting individuals whose services would be helpful to the Sponsor and would contribute to its success.

                  2.       Definitions

                           (a) "Affiliate" means, with respect to any Person,
any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, the term "control," including its correlative terms "controlled by" and "under common control with," mean, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

                           (b) "AT&T Broadband Transaction" means the
acquisition of AT&T Broadband Corp. (now known as Comcast Cable Communications Holdings, Inc.) by the Sponsor.

                           (c) "Board" means the board of directors of the
Sponsor.

                           (d) "Cash Right" means any right to receive cash in
lieu of Shares granted under the Plan and described in Paragraph 3(a)(iii).

                           (e) "Cause" means (i) fraud; (ii) misappropriation;
(iii) embezzlement; (iv) gross negligence in the performance of duties; (v) self-dealing; (vi) dishonesty; (vii) misrepresentation; (viii) conviction of a crime of a felony; (ix) material violation of any Company policy; (x) material violation of the Company's Code of Ethics and Business Conduct or, (xi) in the case of an employee of a Company who is a party to an employment agreement with a Company, material breach of such agreement; provided that as to items (ix),
(x) and (xi), if capable of being cured, such event or condition remains uncured following 30 days written notice thereof.

                           (f) "Change of Control" means any transaction or
series of transactions as a result of which any Person who was a Third Party immediately before such




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transaction or series of transactions  owns  then-outstanding  securities of the
Sponsor such that such Person has the ability to direct the management of the Sponsor, as determined by the Board in its discretion. The Board may also determine that a Change of Control shall occur upon the completion of one or more proposed transactions. The Board's determination shall be final and binding.

                           (g) "Code" means the Internal Revenue Code of 1986,
as amended.

                           (h) "Comcast Plan" means any restricted stock, stock
bonus, stock option or other compensation plan, program or arrangement established or maintained by the Sponsor or an Affiliate of the Sponsor, including, but not limited to this Plan, the Comcast Corporation 2002 Restricted Stock Plan, the Comcast Corporation 1987 Stock Option Plan and the AT&T Broadband Corp. Adjustment Plan.

                           (i) "Committee" means the committee described in
Paragraph 5, provided that for purposes of Paragraph 7:

                                    (i) all references to the Committee shall be
treated as references to the Board with respect to any Option granted to or held by a Non-Employee Director; and

                                    (ii) all references to the Committee shall
be treated as references to the Committee's delegate with respect to any Option granted within the scope of the delegate's authority pursuant to Paragraph 5(b).

                           (j) "Common Stock" means the Sponsor's Class A Common
Stock, par value, $.01.

                           (k) "Company" means the Sponsor and the Subsidiary
Companies.

                           (l) "Date of Grant" means the date as of which an
Option is granted.

                           (m) "Disability" means a disability within the
meaning of section 22(e)(3) of the
Code.

                           (n) "Fair Market Value." If Shares are listed on a
stock exchange, Fair Market Value shall be determined based on the last reported sale price of a Share on the principal exchange on which Shares are listed on the date of determination, or if such date is not a trading day, the next trading date. If Shares are not so listed, but trades of Shares are reported on the Nasdaq National Market, Fair Market Value shall be determined based on the last quoted sale price of a Share on the Nasdaq National Market on the date of determination, or if such date is not a trading day, the next trading date. If Shares are not so listed nor trades of Shares so reported, Fair Market Value shall be determined by the Board or the Committee in good faith.

                           (o) "Immediate Family" means an Optionee's spouse and
lineal descendants, any trust all beneficiaries of which are any of such persons and any partnership all partners of which are any of such persons.




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                           (p) "Incentive Stock Option" means an Option granted
under the Plan, designated by the Committee at the time of such grant as an Incentive Stock Option within the meaning of section 422 of the Code and containing the terms specified herein for Incentive Stock Options; provided, however, that to the extent an Option granted under the Plan and designated by the Committee at the time of grant as an Incentive Stock Option fails to satisfy the requirements for an incentive stock option under section 422 of the Code for any reason, such Option shall be treated as a Non-Qualified Option.

                           (q) "Non-Employee Director" means an individual who
is a member of the Board, and who is not an employee of a Company, including an individual who is a member of the Board and who previously was, but at the time of reference is not, an employee of a Company.

                           (r) "Non-Qualified Option" means:

                                    (i) an Option granted under the Plan,
designated by the Committee at the time of such grant as a Non-Qualified Option and containing the terms specified herein for Non-Qualified Options; and

                                    (ii) an Option granted under the Plan and
designated by the Committee at the time of grant as an Incentive Stock Option, to the extent such Option fails to satisfy the requirements for an incentive stock option under section 422 of the Code for any reason.

                           (s) "Option" means any stock option granted under the
Plan and described in Paragraph 3(a)(i) or Paragraph 3(a)(ii).

                           (t) "Optionee" means a person to whom an Option has
been granted under the Plan, which Option has not been exercised in full and has not expired or terminated.

                           (u) "Other Available Shares" means, as of any date,
the sum of:

                                    (i) the total number of Shares owned by an
Optionee that were not acquired by such Optionee pursuant to a Comcast Plan or otherwise in connection with the performance of services to the Sponsor or an Affiliate; plus

                                    (ii) the excess, if any of:

                                          (A) the total number of Shares owned
by an Optionee other than the Shares described in Paragraph 2(v)(i); over

                                          (B) the sum of:

                                              (1) the number of such Shares
owned by such Optionee for less than six months; plus

                                              (2) the number of such Shares
owned by such Optionee that has, within the preceding six months, been the subject of a withholding





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

certification   pursuant  to   Paragraph   15(b)  or  any  similar   withholding
certification under any other Comcast Plan; plus

                                              (3) the number of such Shares
owned by such Optionee that has, within the preceding six months, been received in exchange for Shares surrendered as payment, in full or in part, or as to which ownership was attested to as payment, in full or in part, of the exercise price for an option to purchase any securities of the Sponsor or an Affiliate of the Sponsor, under any Comcast Plan, but only to the extent of the number of Shares surrendered or attested to; plus

                                              (4) the number of such Shares
owned by such Optionee as to which evidence of ownership has, within the preceding six months, been provided to the Sponsor in connection with the crediting of "Deferred Stock Units" to such Optionee's Account under the Comcast Corporation 2002 Deferred Stock Option Plan (as in effect from time to time).

For purposes of this Paragraph 2(u), a Share that is subject to a deferral election pursuant to another Comcast Plan shall not be treated as owned by an Optionee until all conditions to the delivery of such Share have lapsed. The number of Other Available Shares shall be determined separately for Common Stock and for Special Common Stock. For purposes of determining the number of Other Available Shares, the term "Shares" shall also include the securities held by a Participant immediately before the consummation of the AT&T Broadband Transaction that became Common Stock or Special Common Stock as a result of the AT&T Broadband Transaction.

                           (v) "Outside Director" means a member of the Board
who is an "outside director" within the meaning of section 162(m)(4)(C) of the Code and applicable Treasury Regulations issued thereunder.

                           (w) "Person" means an individual, a corporation, a
partnership, an association, a trust or any other entity or organization.

                           (x) "Plan" means the Comcast Corporation 2002 Stock
Option Plan.

                           (y) "Share" or "Shares."

                                    (i) Except as otherwise provided in this
Paragraph 2(y), the term "Share" or "Shares" means a share or shares of Common Stock.

                                    (ii) With respect to Options granted before
the consummation of the AT&T Broadband Transaction, the term "Share" or "Shares" means a share or shares of Special Common Stock.

                                    (iii) For purposes of Paragraphs 2(u), 7(d)
and 15, the term "Share" or "Shares" also means a share or shares of Special Common Stock.

                                    (iv) The term "Share" or "Shares" also means
such other securities issued by the Sponsor as may be the subject of an adjustment under Paragraph 10, or





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

for purposes of Paragraph 2(u) and Paragraph 15, as may have been the subject of a similar adjustment under similar provisions of the Plan as in effect before the AT&T Broadband Transaction.

                           (z) "Special Common Stock" means the Sponsor's Class
A Special Common Stock, par value $0.01.

                           (aa) "Sponsor" means Comcast Corporation, a
Pennsylvania corporation, as successor to Comcast Holdings Corporation (formerly known as Comcast Corporation), including any successor thereto by merger, consolidation, acquisition of all or substantially all the assets thereof, or otherwise.

                           (bb) "Subsidiary Companies" means all business
entities that, at the time in question, are subsidiaries of the Sponsor within the meaning of section 424(f) of the Code.

                           (cc) "Ten Percent Shareholder" means a person who on
the Date of Grant owns, either directly or within the meaning of the attribution rules contained in section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of his employer corporation or of its parent or subsidiary corporations, as defined respectively in sections 424(e) and (f) of the Code, provided that the employer corporation is a Company.

                           (dd) "Terminating Event" means any of the following
events:

                                    (i) the liquidation of the Sponsor; or

                                    (ii) a Change of Control.

                           (ee) "Third Party" means any Person other than a
Company, together with such Person's Affiliates, provided that the term "Third Party" shall not include the Sponsor or an Affiliate of the Sponsor.

                           (ff) "1933 Act" means the Securities Act of 1933, as
amended.

                           (gg) "1934 Act" means the Securities Exchange Act of
1934, as amended.

                   3. Rights To Be Granted

                           (a) Types of Options and Other Rights Available for
Grant. Rights that may be granted under the Plan are:

                                    (i) Incentive Stock Options, which give an
Optionee who is an employee of a Company the right for a specified time period to purchase a specified number of Shares for a price not less than the Fair Market Value on the Date of Grant;





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

                                    (ii) Non-Qualified Options, which give the
Optionee the right for a specified time period to purchase a specified number of Shares for a price determined by the Committee; and

                                    (iii) Cash Rights, which give an Optionee
the right for a specified time period, and subject to such conditions, if any, as shall be determined by the Committee and stated in the option document, to receive a cash payment of such amount per Share as shall be determined by the Committee and stated in the option document, in lieu of exercising a Non-Qualified Option.

                           (b) Limit on Grant of Options. The maximum number of
Shares for which Options may be granted to any single individual in any calendar year, adjusted as provided in Paragraph 10, shall be 10,000,000 Shares.

                   4. Shares Subject to Plan

                   Subject to adjustment as provided in Paragraph 10, not more than 75,000,000 Shares in the aggregate (including Shares granted pursuant to the Plan as in effect immediately before the closing of the AT&T Broadband Transaction) may be issued pursuant to the Plan upon exercise of Options. Shares delivered pursuant to the exercise of an Option may, at the Sponsor's option, be either treasury Shares or Shares originally issued for such purpose. If an Option covering Shares terminates or expires without having been exercised in full, other Options may be granted covering the Shares as to which the Option terminated or expired.

                   5. Administration of Plan

                           (a) Committee. The Plan shall be administered by the
Compensation Committee of the Board or any other committee or subcommittee designated by the Board, provided that the committee administering the Plan is composed of two or more non-employee members of the Board, each of whom is an Outside Director.

                           (b) Delegation of Authority. The Committee may
delegate to an officer of the Sponsor, or a committee of two or more officers of the Sponsor, discretion under the Plan to grant Options to any employee or officer of a Company other than an employee or officer who, at the time of the grant, has a base salary of $500,000 or more, holds a position with Comcast Corporation of Senior Vice President or a position of higher rank than Senior Vice President or is subject to the short-swing profit recapture rules of section 16(b) of the 1934 Act; provided, however, that the maximum number of Shares subject to any Option granted to any individual pursuant to such delegation shall not exceed 50,000 Shares. Such delegation of authority shall continue in effect until the earliest of:

                                    (i) such time as the Committee shall, in its
discretion, revoke such delegation of authority;

                                    (ii) the delegate shall cease to be an
employee of the Company for any reason; or




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

                                    (iii) the delegate shall notify the
Committee that he declines to continue exercise such authority.

                           (c) Meetings. The Committee shall hold meetings at
such times and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

                           (d) Exculpation. No member of the Committee shall be
personally liable for monetary damages for any action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options thereunder unless (i) the member of the Committee has breached or failed to perform the duties of his office, and (ii) the breach or failure to perform constitutes self-dealing, willful misconduct or recklessness; provided, however, that the provisions of this Paragraph 5(d) shall not apply to the responsibility or liability of a member of the Committee pursuant to any criminal statute

                           (e) Indemnification. Service on the Committee shall
constitute service as a member of the Board. Each member of the Committee shall be entitled without further act on his part to indemnity from the Sponsor to the fullest extent provided by applicable law and the Sponsor's By-laws in connection with or arising out of any actions, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he may be involved by reasons of his being or having been a member of the Committee, whether or not he continues to be such member of the Committee at the time of the action, suit or proceeding..

                   6. Eligibility

                           (a) Eligible individuals to whom Options may be
granted shall be employees, officers or directors of a Company who are selected by the Committee for the grant of Options. Eligible individuals to whom Cash Rights may be granted shall be individuals who are employees of a Company on the Date of Grant. The terms and conditions of Options granted to individuals other than Non-Employee Directors shall be determined by the Committee, subject to Paragraph 7. The terms and conditions of Cash Rights shall be determined by the Committee, subject to Paragraph 7. The terms and conditions of Options granted to Non-Employee Directors shall be determined by the Board, subject to Paragraph 7.

                           (b) An Incentive Stock Option shall not be granted to
a Ten Percent Shareholder except on such terms concerning the option price and term as are provided in Paragraph 7(b) and 7(g) with respect to such a person. An Option designated as Incentive Stock Option granted to a Ten Percent Shareholder but which does not comply with the requirements of the preceding sentence shall be treated as a Non-Qualified Option. An Option designated as an Incentive Stock Option shall be treated as a Non-Qualified Option if the Optionee is not an employee of a Company on the Date of Grant.

                   7. Option Documents and Terms - In General

                   All Options granted to Optionees shall be evidenced by option documents. The terms of each such option document for any Optionee who is an employee of a Company shall be determined from time to time by the Committee, and the terms of each such option document for any Optionee who is a Non-Employee Director shall be determined from time to time by the Board, consistent, however, with the following:

                           (a) Time of Grant. All Options shall be granted on or
before March 13, 2006.

                           (b) Option Price. Except as otherwise provided in
Section 13(b), the option price per Share with respect to any Option shall be determined by the Committee, provided, however, that with respect to any Incentive Stock Options, the option price per share shall not be less than 100% of the Fair Market Value of such Share on the Date of Grant, and provided further that with respect to any Incentive Stock Options granted to a Ten Percent Shareholder, the option price per Share shall not be less than 110% of the Fair Market Value of such Share on the Date of Grant.

                           (c) Restrictions on Transferability. No Option
granted under this Paragraph 7 shall be transferable otherwise than by will or the laws of descent and distribution and, during the lifetime of the Optionee, shall be exercisable only by him or for his benefit by his attorney-in-fact or guardian; provided that the Committee may, in its discretion, at the time of grant of a Non-Qualified Option or by amendment of an option document for an Incentive Stock Option or a Non-Qualified Option, provide that Options granted to or held by an Optionee may be transferred, in whole or in part, to one or more transferees and exercised by any such transferee; provided further that (i) any such transfer is without consideration and (ii) each transferee is a member of such Optionee's Immediate Family; and provided further that any Incentive Stock Option granted pursuant to an option document which is amended to permit transfers during the lifetime of the Optionee shall, upon the effectiveness of such amendment, be treated thereafter as a Non-Qualified Option. No transfer of an Option shall be effective unless the Committee is notified of the terms and conditions of the transfer and the Committee determines that the transfer complies with the requirements for transfers of Options under the Plan and the option document. Any person to whom an Option has been transferred may exercise any Options only in accordance with the provisions of Paragraph 7(g) and this Paragraph 7(c).

                           (d) Payment Upon Exercise of Options. Full payment
for Shares purchased upon the exercise of an Option shall be made in cash, by certified check payable to the order of the Sponsor, or, at the election of the Optionee and as the Committee may, in its sole discretion, approve, by surrendering or attesting to ownership of Shares with an aggregate Fair Market Value equal to the aggregate option price, or by attesting to ownership and delivering such combination of Shares and cash as the Committee may, in its sole discretion, approve; provided, however, that ownership of Shares may be attested to and Shares may be surrendered in satisfaction of the option price only if the Optionee certifies in writing to the Sponsor that the Optionee owns a number of Other Available Shares as of the date the Option is exercised that is at least equal to the number of Shares as to which ownership has been attested, or the number of Shares to be surrendered in satisfaction of the Option Price, as applicable; provided further, however, that the option price may not be paid in Shares if the Committee determines that such method of payment would result in liability under section 16(b) of the 1934 Act to an Optionee. Except as otherwise provided by the Committee, if payment is made in whole or in part by surrendering Shares, the Optionee shall deliver to the Sponsor certificates registered in the name





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

of such Optionee representing Shares legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of delivery that is equal to or greater than the aggregate option price for the Option Shares subject to payment by the surrender of Shares, accompanied by stock powers duly endorsed in blank by the record holder of the Shares represented by such certificates; and if payment is made in whole or in part by attestation of ownership, the Optionee shall attest to ownership of Shares representing Shares legally and beneficially owned by such Optionee, free of all liens, claims and encumbrances of every kind and having a Fair Market Value on the date of attestation that is equal to or greater than the aggregate option price for the Option Shares subject to payment by attestation of Share ownership. If the Committee, in its sole discretion, should refuse to accept Shares in payment of the option price, any certificates representing Shares which were delivered to the Sponsor shall be returned to the Optionee with notice of the refusal of the Committee to accept such Shares in payment of the option price. The Committee may impose such limitations and prohibitions on attestation or ownership of Shares and the use of Shares to exercise an Option as it deems appropriate.

                           (e) Issuance of Certificate Upon Exercise of Options;
Payment of Cash. Only whole Shares shall be issuable upon exercise of Options. Any right to a fractional Share shall be satisfied in cash. Upon satisfaction of the conditions of Paragraph 10, a certificate for the number of whole Shares and a check for the Fair Market Value on the date of exercise of any fractional Share to which the Optionee is entitled shall be delivered to such Optionee by the Sponsor.

                           (f) Termination of Employment. For purposes of the
Plan, a transfer of an employee between two employers, each of which is a Company, shall not be deemed a termination of employment. For purposes of Paragraph 7(g), an Optionee's termination of employment shall be deemed to occur on the date an Optionee ceases to have a regular obligation to perform services for a Company, without regard to whether (i) the Optionee continues on the Company's payroll for regular, severance or other pay or (ii) the Optionee continues to participate in one or more health and welfare plans maintained by the Company on the same basis as active employees. Whether an Optionee ceases to have a regular obligation to perform services for a Company shall be determined by the Committee in its sole discretion. Notwithstanding the foregoing, if an Optionee is a party to an employment agreement or severance agreement with a Company which establishes the effective date of such Optionee's termination of employment for purposes of this Paragraph 7(g), that date shall apply. For an Optionee who is a Non-Employee Director, all references to any termination of employment shall be treated as a termination of service to the Sponsor as a Non-Employee Director.

                           (g) Periods of Exercise of Options. An Option shall
be exercisable in whole or in part at such time or times as may be determined by the Committee and stated in the option document, provided, however, that if the grant of an Option would be subject to section 16(b) of the 1934 Act, unless the requirements for exemption therefrom in Rule 16b-3(c)(1), under such Act, or any successor provision, are met, the option document for such Option shall provide that such Option is not exercisable until not less than six months have elapsed from the Date of Grant. Except as otherwise provided by the Committee in its discretion, no Option shall first become exercisable following an Optionee's termination of employment for any reason; provided further, that:




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

                                    (i) In the event that an Optionee terminates
employment with the Company for any reason other than death or Cause, any Option held by such Optionee and which is then exercisable shall be exercisable for a period of 90 days following the date the Optionee terminates employment with the Company (unless a longer period is established by the Committee); provided, however, that if such termination of employment with the Company is due to the Disability of the Optionee, he shall have the right to exercise those of his Options which are then exercisable for a period of one year following such termination of employment (unless a longer period is established by the Committee); provided, however, that in no event shall an Incentive Stock Option be exercisable after five years from the Date of Grant in the case of a grant to a Ten Percent Shareholder, nor shall any other Option be exercisable after ten years from the Date of Grant.

                                    (ii) In the event that an Optionee
terminates employment with the Company by reason of his death, any Option held at death by such Optionee which is then exercisable shall be exercisable for a period of one year from the date of death (unless a longer period is established by the Committee) by the person to whom the rights of the Optionee shall have passed by will or by the laws of descent and distribution; provided, however, that in no event shall an Incentive Stock Option be exercisable after five years from the Date of Grant in the case of a grant to a Ten Percent Shareholder, nor shall any other Option be exercisable after ten years from the Date of Grant.

                                    (iii) In the event that an Optionee's
employment with the Company is terminated for Cause, each unexercised Option held by such Optionee shall terminate and cease to be exercisable; provided further, that in such event, in addition to immediate termination of the Option, the Optionee, upon a determination by the Committee shall automatically forfeit all Shares otherwise subject to delivery upon exercise of an Option but for which the Sponsor has not yet delivered the Share certificates, upon refund by the Sponsor of the option price.

                           (h) Date of Exercise. The date of exercise of an
Option shall be the date on which written notice of exercise, addressed to the Sponsor at its main office to the attention of its Secretary, is hand delivered, telecopied or mailed first class postage prepaid; provided, however, that the Sponsor shall not be obligated to deliver any certificates for Shares pursuant to the exercise of an Option until the Optionee shall have made payment in full of the option price for such Shares. Each such exercise shall be irrevocable when given. Each notice of exercise must (i) specify the Incentive Stock Option, Non-Qualified Option or combination thereof being exercised; and (ii) include a statement of preference (which shall binding on and irrevocable by the Optionee but shall not be binding on the Committee) as to the manner in which payment to the Sponsor shall be made (Shares or cash or a combination of Shares and cash). Each notice of exercise shall also comply with the requirements of Paragraph 15.

                           (i) Cash Rights. The Committee may, in its sole
discretion, provide in an option document for an eligible Optionee that Cash Rights shall be attached to Non-Qualified Options granted under the Plan. All Cash Rights that are attached to Non-Qualified Options shall be subject to the following terms:




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

                                    (i) Such Cash Right shall expire no later
than the Non-Qualified Option to which it is attached.

                                    (ii) Such Cash Right shall provide for the
cash payment of such amount per Share as shall be determined by the Committee and stated in the option document.

                                    (iii) Such Cash Right shall be subject to
the same restrictions on transferability as the Non-Qualified Option to which it is attached.

                                    (iv) Such Cash Right shall be exercisable
only when such conditions to exercise as shall be determined by the Committee and stated in the option document, if any, have been satisfied.

                                    (v) Such Cash Right shall expire upon the
exercise of the Non-Qualified Option to which it is attached.

                                    (vi) Upon exercise of a Cash Right that is
attached to a Non-Qualified Option, the Option to which the Cash Right is attached shall expire.

                   8. Limitation on Exercise of Incentive Stock Options

                   The aggregate Fair Market Value (determined as of the time Options are granted) of the Shares with respect to which Incentive Stock Options may first become exercisable by an Optionee in any one calendar year under the Plan and any other plan of the Company shall not exceed $100,000. The limitations imposed by this Paragraph 8 shall apply only to Incentive Stock Options granted under the Plan, and not to any other options or stock appreciation rights. In the event an individual receives an Option intended to be an Incentive Stock Option which is subsequently determined to have exceeded the limitation set forth above, or if an individual receives Options that first become exercisable in a calendar year (whether pursuant to the terms of an option document, acceleration of exercisability or other change in the terms and conditions of exercise or any other reason) that have an aggregate Fair Market Value (determined as of the time the Options are granted) that exceeds the limitations set forth above, the Options in excess of the limitation shall be treated as Non-Qualified Options.

                   9. Rights as Shareholders

                   An Optionee shall not have any right as a shareholder with respect to any Shares subject to his Options until the Option shall have been exercised in accordance with the terms of the Plan and the option document and the Optionee shall have paid the full purchase price for the number of Shares in respect of which the Option was exercised and the Optionee shall have made arrangements acceptable to the Sponsor for the payment of applicable taxes consistent with Paragraph 15.

                   10. Changes in Capitalization

                   In the event that Shares are changed into or exchanged for a different number or kind of shares of stock or other securities of the Sponsor, whether through merger, consolidation, reorganization, recapitalization, stock dividend, stock split-up or other substitution of securities of the Sponsor, the Board shall make appropriate equitable anti-dilution adjustments to the number and class of shares of stock available for issuance under the Plan, and subject to outstanding Options, and to the option prices and the amounts payable pursuant to any Cash Rights. Any reference to the option price in the Plan and in option documents shall be a reference to the option price as so adjusted. Any reference to the term "Shares" in the Plan and in option documents shall be a reference to the appropriate number and class of shares of stock available for issuance under the Plan, as adjusted pursuant to this Paragraph 10. The Board's adjustment shall be effective and binding for all purposes of this Plan.

                   11. Terminating Events

                           (a) The Sponsor shall give Optionees at least thirty
(30) days' notice (or, if not practicable, such shorter notice as may be reasonably practicable) prior to the anticipated date of the consummation of a Terminating Event. Upon receipt of such notice, and for a period of ten (10) days thereafter (or such shorter period as the Board shall reasonably determine and so notify the Optionees), each Optionee shall be permitted to exercise the Option to the extent the Option is then exercisable; provided that, the Sponsor may, by similar notice, require the Optionee to exercise the Option, to the extent the Option is then exercisable, or to forfeit the Option (or portion thereof, as applicable). The Committee may, in its discretion, provide that upon the Optionee's receipt of the notice of a Terminating Event under this Paragraph 11(a), the entire number of Shares covered by Options shall become immediately exercisable.

                           (b) Notwithstanding Paragraph 11(a), in the event the
Terminating Event is not consummated, the Option shall be deemed not to have been exercised and shall be exercisable thereafter to the extent it would have been exercisable if no such notice had been given.

                   12. Interpretation

                   The Committee shall have the power to interpret the Plan and to make and amend rules for putting it into effect and administering it. It is intended that the Incentive Stock Options granted under the Plan shall constitute incentive stock options within the meaning of section 422 of the Code, and that Shares transferred pursuant to the exercise of Non-Qualified Options shall constitute property subject to federal income tax pursuant to the provisions of section 83 of the Code. The provisions of the Plan shall be interpreted and applied insofar as possible to carry out such intent.

                   13. Amendments

                           (a) In General. The Board or the Committee may amend
the Plan from time to time in such manner as it may deem advisable. Nevertheless, neither the Board nor the Committee may, without obtaining approval within twelve months before or after such action by such vote of the Sponsor's shareholders as may be required by Pennsylvania law for any action requiring shareholder approval, or by a majority of votes cast at a duly held shareholders' meeting at which a majority of all voting stock is present and voting on such amendment, either in person or in proxy (but not, in any event, less than the vote required pursuant to Rule 16b-3(b) under the 1934 Act) change the class of individuals eligible to receive an Incentive Stock Option, extend the expiration date of the Plan, decrease the minimum option price of an Incentive Stock Option granted under the Plan or increase the maximum number of shares as to which Options may be granted, except as provided in Paragraph 10 hereof.

                           (b) Repricing of Options. Notwithstanding any
provision in the Plan to the contrary, neither the Board nor the Committee may, without obtaining prior approval by the Sponsor's shareholders, reduce the option price of any issued and outstanding Option granted under the Plan at any time during the term of such option (other than by adjustment pursuant to Paragraph 10 relating to Changes in Capitalization). This Paragraph 13(b) may not be repealed, modified or amended without the prior approval of the Sponsor's shareholders.

                   14. Securities Law

                           (a) In General. The Committee shall have the power to
make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the 1933 Act or the 1934 Act, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

                           (b) Acknowledgment of Securities Law Restrictions on
Exercise. To the extent required by the Committee, unless the Shares subject to the Option are covered by a then current registration statement or a Notification under Regulation A under the 1933 Act, each notice of exercise of an Option shall contain the Optionee's acknowledgment in form and substance satisfactory to the Committee that:

                                    (i) the Shares subject to the Option are
being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Sponsor, may be made without violating the registration provisions of the Act);

                                    (ii) the Optionee has been advised and
understands that (A) the Shares subject to the Option have not been registered under the 1933 Act and are "restricted securities" within the meaning of Rule 144 under the 1933 Act and are subject to restrictions on transfer and (B) the Sponsor is under no obligation to register the Shares subject to the Option under the 1933 Act or to take any action which would make available to the Optionee any exemption from such registration;

                                    (iii) the certificate evidencing the Shares
may bear a restrictive legend; and

                                    (iv) the Shares subject to the Option may
not be transferred without compliance with all applicable federal and state securities laws.

                           (c) Delay of Exercise Pending Registration of
Securities. Notwithstanding any provision in the Plan or an option document to the contrary, if the Committee determines, in its sole discretion, that issuance of Shares pursuant to the exercise of an Option should be delayed pending registration or qualification under federal or state securities laws or the receipt of a legal opinion that an appropriate exemption from the application of federal or state securities laws is available, the Committee may defer exercise of any Option until such Shares are appropriately registered or qualified or an appropriate legal opinion has been received, as applicable.

                   15. Withholding of Taxes on Exercise of Option

                           (a) Whenever the Company proposes or is required to
deliver or transfer Shares in connection with the exercise of an Option, the Company shall have the right to (i) require the recipient to remit to the Sponsor an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (ii) take any action whatever that it deems necessary to protect its interests with respect to tax liabilities. The Sponsor's obligation to make any delivery or transfer of Shares on the exercise of an Option shall be conditioned on the recipient's compliance, to the Sponsor's satisfaction, with any withholding requirement. In addition, if the Committee grants Options or amends option documents to permit Options to be transferred during the life of the Optionee, the Committee may include in such option documents such provisions as it determines are necessary or appropriate to permit the Company to deduct compensation expenses recognized upon exercise of such Options for federal or state income tax purposes.

                           (b) Except as otherwise provided in this Paragraph
15(b), any tax liabilities incurred in connection with the exercise of an Option under the Plan other than an Incentive Stock Option shall be satisfied by the Sponsor's withholding a portion of the Shares underlying the Option exercised having a Fair Market Value approximately equal to the minimum amount of taxes required to be withheld by the Sponsor under applicable law, unless otherwise determined by the Committee with respect to any Optionee. Notwithstanding the foregoing, the Committee may permit an Optionee to elect one or both of the following: (i) to have taxes withheld in excess of the minimum amount required to be withheld by the Sponsor under applicable law; provided that the Optionee certifies in writing to the Sponsor that the Optionee owns a number of Other Available Shares having a Fair Market Value that is at least equal to the Fair Market Value of Option Shares to be withheld by the Company for the then-current exercise on account of withheld taxes in excess of such minimum amount, and (ii) to pay to the Sponsor in cash all or a portion of the taxes to be withheld upon the exercise of an Option. In all cases, the Shares so withheld by the Company shall have a Fair Market Value that does not exceed the amount of taxes to be withheld minus the cash payment, if any, made by the Optionee. Any election pursuant to this Paragraph 15(b) must be in writing made prior to the date specified by the Committee, and in any event prior to the date the amount of tax to be withheld or paid is determined. An election pursuant to this Paragraph 15(b) may be made only by an Optionee or, in the event of the Optionee's death, by the Optionee's legal representative. No Shares withheld pursuant to this Paragraph 15(b) shall be available for subsequent grants under the Plan. The Committee may add such other requirements and limitations regarding elections pursuant to this Paragraph 15(b) as it deems appropriate.

                           (c) Except as otherwise provided in this Paragraph
15(c), any tax liabilities incurred in connection with the exercise of an Incentive Stock Option under the Plan shall be satisfied by the Optionee's payment to the Sponsor in cash all of the taxes to be withheld upon exercise of the Incentive Stock Option. Notwithstanding the foregoing, the Committee may permit an Optionee to elect to have the Sponsor withhold a portion of the Shares underlying the Incentive Stock Option exercised having a Fair Market Value approximately equal to the minimum amount of taxes required to be withheld by the Sponsor under applicable law. Any election pursuant to this Paragraph 15(c) must be in writing made prior to the date specified by the Committee, and in any event prior to the date the amount of tax to be withheld or paid is determined. An election pursuant to this Paragraph 15(c) may be made only by an Optionee or, in the event of the Optionee's death, by the Optionee's legal representative. No Shares withheld pursuant to this Paragraph 15(c) shall be available for subsequent grants under the Plan. The Committee may add such other requirements and limitations regarding elections pursuant to this Paragraph 15(c) as it deems appropriate.

                   16. Effective Date and Term of Plan

                   This amendment and restatement of the Plan as the Comcast Corporation 2002 Stock Option Plan shall be effective January 30, 2004. The Plan shall expire no later than March 13, 2006, the tenth anniversary of the date the Plan was initially adopted by the board of directors of the Sponsor, unless sooner terminated by the Board.

                   17. General

                   Each Option shall be evidenced by a written instrument containing such terms and conditions not inconsistent with the Plan as the Committee may determine. The issuance of Shares on the exercise of an Option shall be subject to all of the applicable requirements of the corporation law of the Sponsor's state of incorporation and other applicable laws, including federal or state securities laws, and all Shares issued under the Plan shall be subject to the terms and restrictions contained in the Articles of Incorporation and By-Laws of the Sponsor, as amended from time to time.

                                   Executed as of the 30th day of January, 2003.

                                             COMCAST CORPORATION


                                             By: /s/ David L. Cohen
                                                 ------------------------------



                                             Attest: /s/ Arthur R. Block
                                                     --------------------------